Exhibit 10.24





                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 6, 2006, is between: (i) CRIMSON EXPLORATION INC., a Delaware corporation ("Borrower"), (ii) CRIMSON EXPLORATION OPERATING, INC., a Delaware corporation (the "Post-Merger Guarantor"), SUCCESSOR BY MERGER TO SETEX OIL AND GAS COMPANY, a Texas corporation, RIGWEST WELL SERVICE, INC., a Texas corporation, SOUTHEAST TEXAS OIL & GAS CO., LLC, a Texas limited liability company, GULFWEST DEVELOPMENT COMPANY, a Texas corporation ("GulfWest Development"), DUTCHWEST OIL COMPANY, a Texas corporation, GULFWEST OIL & GAS COMPANY, a Texas corporation ("GulfWest Texas"), GULFWEST OIL & GAS COMPANY (LOUISIANA) LLC, a Louisiana limited liability company ("GulfWest Louisiana"), GULFWEST TEXAS COMPANY, a Texas corporation, and S.G.C. TRANSMISSION, LLC, a Texas limited liability company (collectively, the "Pre-Merger Guarantors"), (iii) LTW PIPELINE CO., a Texas corporation ("LTW" and individually and collectively with the Post-Merger Guarantor, "Guarantor"), and (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders ("Agent"), with reference to the following facts:

                                    RECITALS:
                                    ---------

WHEREAS, Borrower and Agent entered into that certain Credit Agreement dated as of July 15, 2005 (as same may be amended, restated, increased, supplemented, and/or otherwise modified, the "Agreement"), as evidenced by, among other things, that certain Revolving Credit Note in the original principal amount of $100,000,000.00 (as same may be amended, restated, increased, renewed, extended, supplemented, and/or otherwise modified, the "Note").

WHEREAS, the Pre-Merger Guarantors along with LTW, guaranteed payment of the indebtedness evidenced by the Note as well as the performance and payment of the other Obligations, as evidenced by, among other things, those certain Guaranty Agreements dated as of even date with the Agreement and executed by each Pre-Merger Guarantor and LTW.

WHEREAS, the Post-Merger Guarantor, also guaranteed payment of the indebtedness evidenced by the Note as well as the performance and payment of the other Obligations, as evidenced by, among other things, that certain Guaranty Agreement dated as of January 5, 2006.

WHEREAS, pursuant to the Loan Documents, Agent has a security interest in, or lien upon, among other things, certain of Borrower's, LTW's, and Pre-Merger Guarantor's personal and real property as more particularly described in the Loan Documents (all of the collateral described in any and all of the Loan Documents is herein called the "Collateral") including, but not limited to, the personal property described in those certain Third Party Security Agreements, dated of even date with the Agreement, executed by each Pre-Merger Guarantor and LTW, respectively, and the Security Agreement dated as of July 15, 2005, executed by Borrower, all for the benefit of Agent (collectively, as amended, restated, supplemented and/or otherwise modified, the "Security Agreements"), and the real and personal property described in each of those certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statements (the "Mortgages") each executed by GulfWest Louisiana, GulfWest Texas, and GulfWest Development, respectively, which Security Agreements and Mortgages secure, among other things, the Obligations.

         WHEREAS, Borrower advised Agent that the Pre-Merger Guarantors were merged as of March 2, 2006, with and into Post-Merger Guarantor and that the assets, obligations, and liabilities of the Pre-Merger Guarantors will now be held in the name of Post-Merger Guarantor (the above described merger is herein referred to as the "Merger").

         WHEREAS, by operation of the Delaware General Corporation Law, the Pre-Merger Guarantors' rights, obligations, duties, and responsibilities under the Loan Documents are assigned to and assumed by Post-Merger Guarantor as a result of the Merger.

         WHEREAS, although not required by the Loan Documents, Borrower has requested that Agent consent to the Merger and the assignment and assumption of the Post-Merger Guarantor of the Pre-Merger Guarantors' obligations and liabilities under the Loan Documents as a result of the Merger and the transactions described herein, and Agent has agreed to provide such consent, subject to the further terms and conditions hereof.

         WHEREAS, the parties hereto now wish to amend and modify the Loan Documents as hereinafter set forth.

NOW, THEREFORE, in consideration of the benefits accruing to the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:



Definitions

         Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.



Amendments and Consent

Amendment to Schedules of the Agreement. Effective as of the date hereof, the following Schedules attached to the Agreement are hereby amended in their entirety as follows:

Schedule 7.14 (Borrower & Subsidiaries Locations, Jurisdictions & Taxpayer I.D. Numbers) of the Agreement is hereby replaced in its entirety by Schedule 7.14 attached hereto, and accordingly, LTW shall be deemed an Active Subsidiary in accordance with such revised Schedule.

Schedule 7.28 (Guarantor's Taxpayer Identification Numbers and States of Formation) of the Agreement is hereby replaced in its entirety by Schedule 7.28 attached hereto.

References to Pre-Merger Guarantors. The Loan Documents are hereby modified so that any reference to the Pre-Merger Guarantors (individually or collectively) contained in the Loan Documents shall now refer to the Post-Merger Guarantor and each of the Pre-Merger Guarantors' addresses shall be the address of the Post-Merger Guarantor as noted herein.

Consent. Agent hereby consents to the Merger and the transfer of that portion of the Collateral owned by the Pre-Merger Guarantors to Post-Merger Guarantor and the assumption by Post-Merger Guarantor of all obligations and liabilities of Pre-Merger Guarantors evidenced by the Loan Documents and to the other matters described herein. Agent's consent shall not constitute a waiver of Agent's right to accelerate the obligations under the Note in the event of a subsequent sale, transfer, or encumbrance of the Collateral or any interest therein, as set forth in any of the Security Agreements or otherwise, nor shall Agent's consent constitute Agent's waiver of any other term, covenant, or condition of any of the Loan Documents.



Ratifications, Representations and Warranties

Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Guarantor, and Agent agree that the Agreement as amended hereby shall continue to be legal, valid, binding, and enforceable in accordance with its terms. The terms, provisions, and conditions of any and all of the Loan Documents including, without limitation, the Note, the Security Agreements, and the Mortgages are hereby ratified and confirmed in every respect by Borrower and each Guarantor and shall continue in full force and effect.

Representations and Warranties. Borrower and each Guarantor hereby represent and warrant to Agent that: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and Guarantor and will not violate the certificate or articles of incorporation or bylaws of Borrower or any Guarantor, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation and warranty expressly relates solely to an earlier date (in which case such representation and warranty shall be true and correct on and as of such earlier date), (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower and each Guarantor are in full compliance with all covenants and agreements contained in the Agreement as amended hereby; provided, however, that Post-Merger Guarantor has not qualified to do business in any foreign jurisdiction other than Colorado.

Miscellaneous

Security Instruments and Non-Impairment of Lien. All Loan Documents shall secure the indebtedness evidenced by the Note and the other Loan Documents, as such indebtedness is affected by this Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Amendment. Except as expressly provided herein, nothing contained in this Amendment shall:
(i) alter or affect any provision, condition or covenant contained in the Note, the Agreement, the Security Agreements, the Mortgages, or the other Loan Documents or affect or impair any rights, powers, or remedies thereunder, it being the intent hereof that the provisions of the Note, the Agreement, the Security Agreements, the Mortgages, and the other Loan Documents shall each continue in full force and effect except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Security Agreements or the Mortgages. The Security Agreements and the Mortgages shall remain first liens encumbering the property covered by the Security Agreements, the Mortgages, and any other Loan Document.

Survival of Representations and Warranties. All representations and warranties made in this Amendment or in any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby. It is the intention of the parties hereto that this Agreement and the agreements, documents, and/or instruments executed, delivered, and/or recorded in connection herewith shall be deemed to form a part of the Loan Documents that they amend, and shall all constitute a "Loan Document" as referred to herein and therein.

Additional Documentation. From time to time, Borrower and/or Guarantors shall execute or procure and deliver to Agent such other and further documents and instruments evidencing, securing, or pertaining to the indebtedness evidenced by the Note or the other Loan Documents as shall be reasonably requested by Agent so as to evidence or effect the terms and provisions hereof, including, without limitation, evidence that Post-Merger Guarantor has qualified to do business in Texas, Mississippi, and Louisiana. Agent may file financing statements and other instruments or documents in the appropriate jurisdictions where it or its counsels deems necessary, in their sole discretion, to perfect Agent's lien in the Collateral without obtaining the signature of Borrower or any Guarantor on any of the financing statements.

Expenses of Agent. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto including, without limitation, the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document including, without limitation, the costs and fees of Agent's legal counsel.

Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas. On behalf of itself and all of its respective constituents, Borrower and each Guarantor hereby agree and consent to the exclusive jurisdiction and venue of the state courts of Texas and the federal courts of the United States having territorial jurisdiction where the property is located.

Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Borrower, and Guarantor, and their respective successors and assigns, except Borrower and/or Guarantor may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Effect of Waiver. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

SECTION 26.02 NOTICE. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                            [Signature Pages Follow]

Executed as of the date first written above.


                                    BORROWER:

                                    CRIMSON EXPLORATION INC.,
                                    a Delaware corporation


                                    By: /s/ E. Joseph Grady
                                        -------------------
                                             E. Joseph Grady
                                             Senior Vice President and
                                             Chief Financial Officer

                                    Address for Notices:
                                    --------------------

                                    Crimson Exploration Inc.
                                    480 N. Sam Houston Parkway, E., Suite 300
                                    Houston, Texas  77060
                                    Telecopier No.:  (281) 260-8488
                                    Telephone No.:   (281) 820-1919, ext. 330
                                    Attention:  E. Joseph Grady


                                    AGENT:
                                    -----
                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    By:/s/ Jeff Dalton
                                       ----------------
                                           Jeff Dalton
                                           Vice President


                                    Address for Notices:
                                    --------------------

                                    Wells Fargo Bank, National Association
                                    1000 Louisiana, Ninth Floor
                                    Houston, Texas  77002
                                    Telecopier No.:  (713) 739-1081
                                    Telephone No.:  (713) 319-1368
                                    Attention:  Jeff Dalton

The undersigned Guarantors are executing this Amendment to acknowledge and agree to all the representations, warranties, terms, and conditions of the Agreement as amended by the this Amendment including compliance with all such covenants and agreements applicable to each such Guarantor. Guarantor hereby consents and agrees to this Amendment and agrees that its respective guaranty agreement shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

                                   GUARANTOR:

                                   CRIMSON EXPLORATION  OPERATING,  INC., a
                                   Delaware corporation, SUCCESSOR BY MERGER TO:

                                   SETEX OIL AND GAS COMPANY, a Texas
                                   corporation. RIGWEST WELL SERVICE, INC., a Texas corporation, SOUTHEAST TEXAS OIL & GAS CO., LLC, a Texas limited liability company, GULFWEST DEVELOPMENT COMPANY, a
                                   Texas  corporation,   DUTCHWEST  OIL
                                   COMPANY, a Texas corporation, GULFWEST OIL & GAS COMPANY, a Texas corporation,
                                   GULFWEST  OIL & GAS  COMPANY  (LOUISIANA)
                                   LLC, a Louisiana  limited  liability
                                   company , GULFWEST TEXAS
                                   COMPANY, a Texas corporation,  and S.G.C.
                                   TRANSMISSION,  LLC,
                                   a Texas limited liability company

                                   By:/s/ E. Joseph Grady
                                      -------------------
                                   Name:  E. Joseph Grady
                                        ----------------------------------------
                                   Title: Sr. Vice President and CFO
                                         ---------------------------------------



                                   Address for Notices:
                                   --------------------

                                   Crimson Exploration Inc.
                                   480 N. Sam Houston Parkway, E., Suite 300
                                   Houston, Texas  77060
                                   Telecopier No.:  (281) 260-8488
                                   Telephone No.:   (281) 820-1919, ext. 330
                                   Attention:  E. Joseph Grady

                                  LTW PIPELINE CO., a Texas corporation


                                  By:/s/ E. Joseph Grady
                                     -------------------
                                  Name:  E. Joseph Grady
                                       -----------------------------------------
                                  Title: Sr. Vice President and CFO
                                        ----------------------------------------

                                  Address for Notices:
                                  --------------------

                                  Crimson Exploration Inc.
                                  480 N. Sam Houston Parkway, E., Suite 300
                                  Houston, Texas  77060
                                  Telecopier No.:  (281) 260-8488
                                  Telephone No.:   (281) 820-1919, ext. 330
                                  Attention:  E. Joseph Grady

                             Schedule 7.14 - Page 1
                                  Schedule 7.14

                       BORROWER & SUBSIDIARIES LOCATIONS,
                     JURISDICTIONS AND TAXPAYER I.D. NUMBERS


A.        BORROWER:

          Crimson Exploration Inc.
                     F/K/A:                   GulfWest Energy Inc.
                     EIN:                     20-3037840
                     State of Organization:   Delaware
                     Charter No.:             3976143
                     Charter Date:            June 13, 2005
                     Delaware Taxpayer No.:   3976143
                     Principal Office:        480 N. Sam Houston Parkway E.,
                                              Suite 300
                                              Houston, Texas  77060
                     Status:                  Active



B. SUBSIDIARIES (all subsidiaries are 100% owned by Borrower or jointly by Borrower and its Subsidiaries):

         (i)         Crimson Exploration Operating, Inc.

                     EIN:                      20-40477664
                     State of Organization:    Delaware
                     Charter No.:              4089428
                     Charter Date:             January 5, 2006
                     Delaware Taxpayer No.:    4089428
                     Principal Office:         480 N. Sam Houston Parkway E.,
                                               Suite 300
                                               Houston, Texas  77060
                     Status:                   Active

             (ii) LTW Pipeline Co.

                     EIN:                      76-0604018
                     State of Organization:    Texas
                     Charter No.:              1531992
                     Charter Date:             April 19, 1999
                     Texas Taxpayer No.:       3-20014-7053-6
                     Principal Office:         480 N. Sam Houston Parkway E.,
                                               Suite 300
                                               Houston, Texas  77060
                     Status:                   Active

                             Schedule 7.14 - Page 1

                                  Schedule 7.28
                                  -------------

                   GUARANTOR'S TAXPAYER IDENTIFICATION NUMBERS
                             AND STATES OF FORMATION


---------------------------------------- -------------------------------------- --------------------------------------
GUARANTOR'S NAME                         TAXPAYER I.D. NO.                      STATE OF FORMATION
---------------------------------------- -------------------------------------- --------------------------------------
Crimson Exploration Inc.                 20-3037840                             Delaware
---------------------------------------- -------------------------------------- --------------------------------------
Crimson Exploration Operating, Inc.      20-4047764                             Delaware
---------------------------------------- -------------------------------------- --------------------------------------
LTW Pipeline Co.                         76-0604018                             Texas
---------------------------------------- -------------------------------------- --------------------------------------


                             Schedule 7.14 - Page 1